Exhibit 99.3
Third Quarter 2023 Investor Presentation November 7, 2023

Cautionary Statements 2 Forward Looking Statements Certain statements and information in this presentation (as well as information included in other written or oral statements we make from time to time) may contain or constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” “committed,” “attempt,” “target,” “objective,” “guides,” “seek,” “focus,” “provides guidance,” “provides outlook” or other similar expressions are intended to identify forward-looking statements, which are not historical in nature. These forward-looking statements, including statements about our strategic initiatives and market opportunities, are based on our current expectations and beliefs concerning future developments and their potential effect on us and other information currently available. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important risks and uncertainties that could cause actual results or other events to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: a deterioration in general economic conditions, including inflationary conditions and resulting in reduced consumer confidence and business spending, and a decline in consumer credit worthiness impacting demand for our products; the unpredictability of our operating results, including an inability to anticipate changes in customer inventory management practices and its impact on our business; adverse conditions in the banking system and financial markets, including the failure of banks and financial institutions; a disruption or other failure in our supply chain, including as a result of the Russia-Ukraine or other foreign conflicts and with respect to single source suppliers, or the failure or inability of suppliers to comply with our code of conduct or contractual requirements, or political unrest in countries in which our suppliers operate, resulting in increased costs and inability to pass those costs on to our customers and extended production lead times and difficulty meeting customers’ delivery expectations; our failure to retain our existing customers or identify and attract new customers; our status as an accelerated filer and complying with Section 404 of the Sarbanes-Oxley Act of 2002 and the costs associated with such compliance and implementation of procedures thereunder; our failure to maintain effective internal control over financial reporting; our inability to recruit, retain and develop qualified personnel, including key personnel; the potential effects of COVID-19 and responses thereto on our business, including our supply chain, customer demand, workforce, operations; system security risks, data protection breaches and cyber-attacks; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate computing infrastructure on which we rely; our inability to develop, introduce and commercialize new products; our substantial indebtedness, including inability to make debt service payments or refinance such indebtedness; the restrictive terms of our indebtedness and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; disruptions in production at one or more of our facilities; defects in our software; environmental, social and governance preferences and demands of various stakeholders and our ability to conform to such preferences and demands and to comply with any related regulatory requirements; the effects of climate change, negative perceptions of our products due to the impact of our products and production processes on the environment and other ESG-related risks; disruptions in production due to weather conditions, climate change, political instability or social unrest; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation, infringement claims brought against us and risks related to open source software; our limited ability to raise capital; problems in production quality, materials and process; costs and impacts to our financial results relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state businesses or unclaimed property, as well as potential new U.S. tax legislation increasing the corporate income tax rate and challenges to our income tax positions; our inability to successfully execute on our divestitures or acquisitions; our inability to realize the full value of our long-lived assets; costs relating to product defects and any related product liability and/or warranty claims; our inability to renew licenses with key technology licensors; the highly competitive, saturated and consolidated nature of our marketplace; the effects of restrictions, delays or interruptions in our ability to source raw materials and components used in our products from foreign countries; the effects on the global economy of the ongoing military action by Russia in Ukraine and other foreign conflicts; costs and potential liabilities associated with compliance or failure to comply with regulations, customer contractual requirements and evolving industry standards regarding consumer privacy and data use and security; new and developing technologies that make our existing technology solutions and products obsolete or less relevant or our failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our failure to operate our business in accordance with the Payment Card Industry Security Standards Council security standards or other industry standards; our failure to comply with environmental, health and safety laws and regulations that apply to our products and the raw materials we use in our production processes; risks associated with the majority stockholders’ ownership of our stock; potential conflicts of interest that may arise due to our board of directors being comprised in part of directors who are principals of our majority stockholders; the influence of securities analysts over the trading market for and price of our common stock; failure to meet the continued listing standards of the Nasdaq Global Market; the impact of stockholder activism or securities litigation on the trading price and volatility of our common stock; certain provisions of our organizational documents and other contractual provisions that may delay or prevent a change in control and make it difficult for stockholders other than our majority stockholders to change the composition of our board of directors; our ability to comply with a wide variety of complex laws and regulations and the exposure to liability for any failure to comply; the effect of legal and regulatory proceedings; and other risks that are described in Part I, Item 1A – Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 8, 2023, in Part II, Item 1A – Risk Factors of this Quarterly Report on Form 10-Q and our other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. These statements are based on assumptions that may not be realized and involve risks and uncertainties that could cause actual results or other events to differ materially from the expectations and beliefs contained herein. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In addition to financial results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided the following non-GAAP financial measures in this presentation, all reported on a continuing operations basis: EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, LTM Adjusted EBITDA and Net Leverage Ratio. These non-GAAP financial measures are utilized by management in comparing our operating performance on a consistent basis between fiscal periods. We believe that these financial measures are appropriate to enhance an overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. Management also believes that these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Our non-GAAP measures may be different from similarly titled measures of other companies. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included in the appendix to this presentation.

3 Agenda Overview and Strategy Review 2023 Q3 Highlights 2023 Expectations Financial Review Summary 1 2 3 4 5

4 As anticipated, sales and profit declined in Q3 • Customers remain cautious and continue to work down inventory levels after stocking up in 2022 Full year outlook updated • Market has not yet normalized Long-term trends remain intact • Cards in circulation continue to grow New share repurchase program announced • $20 million authorization expires December 31, 2024 Overview

Strategy Review Key Strategic Priorities 5  Deep Customer Focus  Market-Leading Quality Products and Customer Service  Continuous Innovation  Market-Competitive Business Model The Contactless Indicator mark, consisting of four graduating arcs, is a trademark owned by and used with permission of EMVCo, LLC.

Visa and Mastercard U.S. Cards in Circulation 6 Cards in circulation have grown at a 10% CAGR over the last three years to 1.9 billion, up from 1.5 billion Cards in Millions Sources: Visa and Mastercard Quarterly Operational Performance Data 896 906 944 987 1,021 1,063 1,078 1,113 1,135 1,163 1,207 1,222 1,235 576 577 599 600 606 616 636 645 656 677 682 698 710 1,472 1,483 1,543 1,587 1,627 1,679 1,714 1,758 1,791 1,840 1,889 1,920 1,945 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Debit Credit

2023 Q3 Highlights Market demand soft as customers remain cautious and work down inventory levels 7 Challenging comparisons with prior year also affected Q3 growth; strong cash flow improvement year-to-date • Net Sales decreased 15% to $105.9 million • Net Income decreased 68% to $3.9 million; Net Income margin decreased from 9.6% to 3.6% • Adjusted EBITDA¹ decreased 25% to $21.2 million; Adjusted EBITDA margin¹ decreased from 22.7% to 20.1% First Nine Months: Net Sales (2%), Net Income (12%), Adjusted EBITDA¹ (1%) • YTD Cash Provided by Operating Activities of $22.3 million compared to $11.7 million in the prior year period; Free Cash Flow¹ generation $16.2 million compared to a usage of $2.7 million in the prior year period 1) Adjusted EBITDA, Adjusted EBITDA margin and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

8 2023 Expectations Q4 Net Sales and Adjusted EBITDA expected to be similar to Q3 levels Full-year outlook 2023  Mid-single digit Net Sales decline (previously flat to low single-digit growth)  Mid-single digit Adjusted EBITDA¹ decline (previously mid-to-high single-digit growth)  Free Cash Flow approximately double the 2022 level (previously more than double)  Net Leverage Ratio at year-end of approximately 3x (previously between 2.5x and 3.0x) Long-term growth trends remain intact  Growth in card issuance  Recurring nature of business  Trends toward adoption of higher-priced contactless and eco-focused cards 1) We have provided Adjusted EBITDA expectations for 2023 on a non-GAAP basis because certain reconciling items are dependent on future events that either cannot be controlled or cannot be reliably predicted because they are not part of the Company’s routine activities, any of which could be significant.

Financial Review 9

Third Quarter Financial Highlights 10 • Net Sales decrease driven primarily by reduced card volumes in our Debit and Credit segment; timing in Prepaid. • Gross Profit decrease driven by reduced sales levels and higher production costs • Net Income, Adjusted EBITDA1 and Adjusted EBITDA margin1 decreases driven by reduced sales and lower gross margin, partially offset by reduced operating expenses • Net Income margin and growth also negatively impacted by executive retention award accrual and a higher effective tax rate, partially offset by lower interest expense (in millions, except per share data) Q3 23 Q3 22 % Change Commentary Net Sales $ 105.9 $ 124.6 -15% Gross Profit $ 36.2 $ 48.4 -25% % Margin 34.1% 38.9% SG&A $ 21.8 $ 23.4 -7% Net Income $ 3.9 $ 11.9 -68% Net Income as a % of sales 3.6% 9.6% Diluted EPS $ 0.33 $ 1.01 -68% Adjusted EBITDA1 $ 21.2 $ 28.3 -25% % Margin 1 20.1% 22.7% 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

First Nine Months Financial Highlights 11 • Net Sales decrease driven by reduced volumes of eco-focused cards, partially offset by increases in other contactless cards and card personalization and instant issuance services • Gross Profit decline driven by reduced sales levels and higher production costs • Net Income, Adjusted EBITDA1 and Adjusted EBITDA margin1 decreases driven by reduced sales and gross margins, partially offset by reduced operating expenses • Net Income margin and growth also negatively impacted by executive retention award accrual and a higher effective tax rate, partially offset by lower interest expense (in millions, except per share data) YTD 23 YTD 22 % Change Commentary Net Sales $ 341.7 $ 349.3 -2% Gross Profit $ 120.1 $ 128.3 -6% % Margin 35.1% 36.7% SG&A $ 64.7 $ 67.3 -4% Net Income $ 21.3 $ 24.1 -12% Net Income as a % of sales 6.2% 6.9% Diluted EPS $ 1.79 $ 2.05 -13% Adjusted EBITDA1 $ 69.6 $ 70.5 -1% % Margin 1 20.4% 20.2% 1) Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

Financial Highlights - Segments Debit and Credit Q3 Net Sales & Operating Income First Nine Months Net Sales & Operating Income Q3 Net Sales & Operating Income First Nine Months Net Sales & Operating Income Prepaid Debit ($ in millions) 24.0% 29.8% Net Sales Operating Income & Margin 26.8% 28.2% 37.0% 27.7% 31.4% 34.0% Operating Income & Margin Net Sales Net Sales Operating Income & Margin Operating Income & Margin $20.4 $19.2 $39.8 $38.7 34.0% 29.7% $15.9 $22.1 24.3% 23.4% Net Sales $94.2 $93.2 $93.2 $94.2 26.9% 26.9% 2022 2023 $99.5 $83.8 2022 2023 29.6% 24.8% $29.4 $20.8 $279.0 $285.7 2022 2023 2022 2023 27.6% 27.2% $78.8 $75.9 2022 2023 $25.3 $22.3 2022 2023 36.0% 29.7% $6.6 $9.1 2022 2023 $64.0 $63.3 2022 2023 31.9% 28.3% $20.4 $17.9

Balance Sheet, Liquidity, Net Leverage and Cash Flow ($ in millions, except ratios) 13 Balance Sheet, Liquidity and Net Leverage Ratio Sep. 30, 2023 Dec. 31, 2022 Cash on hand $ 10.5 $ 11.0 Available Liquidity1 $ 77 $ 81 Total Debt1 $ 290.9 $ 300.7 Adjusted EBITDA (LTM)2 $ 96.8 $ 97.7 Net Leverage Ratio1 2.9x 3.0x Cash Flow YTD 2023 YTD 2022 Cash provided by operating activities $ 22.3 $ 11.7 Capital Expenditures $ (6.1) $ (14.4) Free Cash Flow2 $ 16.2 $ (2.7) Our capital structure and allocation strategies are focused on maintaining ample liquidity; investing in the business, including strategic acquisitions; de-leveraging the balance sheet; and returning funds to stockholders. 2023 Highlights: • Retired $17 million of 8.625% Senior Notes • Net Leverage Ratio of 2.9x at Sep. 30, 2023 • Announced $20 million share repurchase authorization 1) “Available Liquidity” is cash plus borrowing available on our ABL Revolver. “Net Leverage Ratio” is a Supplemental Financial Measure, see “Supplemental Financial Measures” at the end of this document for more information. “Total Debt” includes finance leases. 2) Adjusted EBITDA (LTM) and Free Cash Flow are not measurements of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

14 Sales and profit declines in Q3 in soft market • Net Sales decreased 15% • Net Income decreased 68% • Adjusted EBITDA1 decreased 25% Updated 2023 outlook • Net Sales mid-single digit decrease • Adjusted EBITDA1 mid-single digit decrease • Net Leverage Ratio of approximately 3x at year-end • Free Cash Flow approximately double 2022 levels Long-term secular trends remain intact • CPI well-positioned with innovative and high-quality products and strong customer focus Summary 1) Adjusted EBITDA is not a measurement of financial performance prepared in accordance with GAAP. See “Reconciliations of Non-GAAP Financial Measures” at the end of this document for more information and reconciliations to the most directly comparable GAAP financial measures.

Contact (877) 369-9016 INVESTORRELATIONS@CPICARDGROUP.COM www.CPIcardgroup.com 15

Reconciliations of Non-GAAP Financial Measures 16 Adjusted EBITDA and Adjusted EBITDA Margin EBITDA represents earnings before interest, taxes, depreciation and amortization, all on a continuing operations basis. Adjusted EBITDA is presented on a continuing operations basis and is defined as EBITDA (which represents earnings before interest, taxes, depreciation and amortization) adjusted for litigation; stock-based compensation expense; estimated sales tax expense, restructuring and other charges, including severance and executive retention; loss on debt extinguishment; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations. Adjusted EBITDA is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors, excluding non-operational, unusual or non-recurring losses or gains. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA does not reflect: (a) our capital expenditures, future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expenses or the cash requirements necessary to service interest or principal payments on our debt; (d) tax payments that represent a reduction in cash available to us; (e) any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; (f) the impact of earnings or charges resulting from matters that we and the lender under our credit agreement may not consider indicative of our ongoing operations; or (g) the impact of any discontinued operations. In particular, our definition of Adjusted EBITDA allows us to add back certain non-operating, unusual or non-recurring charges that are deducted in calculating net income, even though these are expenses that may recur, vary greatly and are difficult to predict and can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these expenses represent the reduction of cash that could be used for other purposes. (1) Represents estimated sales tax expense relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Represents accrued executive retention to be paid in 2024. (3) The Company redeemed a portion of the 8.625% Senior Secured Notes through the third quarters of 2023 and 2022 and expensed the associated portion of the unamortized deferred financing costs. Reconciliation of net income to EBITDA and Adjusted EBITDA: Net income $ 3.9 $ 11.9 $ 21.3 $ 24.1 Interest, net 6.7 7.3 20.2 22.3 Income tax expense 2.3 4.1 9.3 9.6 Depreciation and amortization 4.0 3.8 11.9 11.0 EBITDA $ 16.9 $ 27.2 $ 62.7 $ 67.0 Adjustments to EBITDA: Stock-based compensation expense $ 2.6 $ 1.0 $ 4.4 $ 2.9 Sales tax expense (1) — 0.0 0.0 0.1 Restructuring and other charges (2) 1.7 — 2.2 — Loss on debt extinguishment (3) 0.0 — 0.2 0.4 Foreign currency loss 0.0 0.1 0.0 0.1 Subtotal of adjustments to EBITDA $ 4.3 $ 1.1 $ 6.9 $ 3.5 Adjusted EBITDA $ 21.2 $ 28.3 $ 69.6 $ 70.5 Net income margin (% of net sales) 3.6% 9.6% 6.2% 6.9% Net income growth (% change 2023 vs. 2022) -67.6% -11.7% Adjusted EBITDA margin (% of net sales) 20.1% 22.7% 20.4% 20.2% Adjusted EBITDA growth (% change 2023 vs. 2022) -24.9% -1.3% Three Months Ended September 30, 2023 2022 Nine Months Ended September 30, 2023 2022 ($ in millions)

Reconciliations of Non-GAAP Financial Measures 17 LTM Adjusted EBITDA We define LTM Adjusted EBITDA as adjusted EBITDA (defined previously) for the last twelve months. Free Cash Flow We define Free Cash Flow as cash flow from operating activities less capital expenditures. We use this metric in analyzing our ability to service and repay our debt. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Reconciliation of net income to LTM EBITDA and Adjusted EBITDA: Net income $ 33.7 $ 36.5 Interest, net 27.5 29.6 Income tax expense 12.3 12.6 Depreciation and amortization 15.7 14.9 EBITDA $ 89.3 $ 93.6 Adjustments to EBITDA: Stock-based compensation expense $ 5.0 $ 3.5 Sales tax (benefit) expense (1) (0.0) 0.0 Restructuring and other charges (2) 2.2 — Loss on debt extinguishment (3) 0.3 0.5 Foreign currency loss 0.0 0.1 Subtotal of adjustments to EBITDA $ 7.5 $ 4.1 LTM Adjusted EBITDA $ 96.8 $ 97.7 September 30, 2023 December 31, 2022 Last Twelve Months Ended ($ in millions) Reconciliation of cash provided by (used in) operating activities - (GAAP) to Free Cash Flow: Cash provided by operating activities $ 11.9 $ 19.9 $ 22.3 $ 11.7 Capital expenditures for plant, equipment and leasehold improvements, net 0.5 (6.3) (6.1) (14.4) Free Cash Flow $ 12.5 $ 13.6 $ 16.2 $ (2.7) ($ in millions) Nine Months Ended September 30, 2023 2022 Three Months Ended September 30, 2023 2022 (1) Represents estimated sales tax (benefit) expense relating to a contingent liability due to historical activity in certain states where it is probable that the Company will be subject to sales tax plus interest and penalties. (2) Represents accrued executive retention to be paid in 2024. (3) The Company redeemed a portion of the 8.625% Senior Secured Notes through the third quarters of 2023 and 2022 and expensed the associated portion of the unamortized deferred financing costs.

Supplemental Financial Measures 18 Net Leverage Ratio Management and various investors use the ratio of debt principal outstanding, plus finance lease obligations, less cash divided by LTM Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength when making key investment decisions and evaluating us against peers. Calculation of Net Leverage Ratio: Senior Notes $ 267.9 $ 285.0 ABL revolver 8.0 5.0 Finance lease obligations 15.0 10.7 Total Debt 290.9 300.7 Less: Cash and cash equivalents (10.5) (11.0) Total Net Debt (a) $ 280.5 $ 289.7 LTM Adjusted EBITDA (b) $ 96.8 $ 97.7 Net Leverage Ratio (a)/(b) 2.9 3.0 ($ in millions) As of September 30, 2023 December 31, 2022